Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of

Churchill Capital Corp II (Now Known as Skillsoft Corp.)

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Churchill Capital Corp II (Now Known as Skillsoft Corp.) (the “Company”) as of June 10, 2021, the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for the period from January 1, 2021 through June 10, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of June 10, 2021, and the results of its operations and its cash flows for the period from January 1, 2021 through June 10, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum llp

Marcum llp

We have served as the Company’s auditor from 2019 to 2021.

New York, NY
December 8, 2022

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

CONSOLIDATED BALANCE SHEET

June 10, 2021
ASSETS
Current assets
Cash	$460,816
Prepaid expenses	43,049
Total Current Assets	503,865

Cash held in Trust Account	697,025,908
TOTAL ASSETS	$697,529,773

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued expenses	$21,871,697
Income taxes payable	19,621
Convertible promissory note – related party	4,200,000
Total Current Liabilities	26,091,318

Deferred underwriting fee payable	21,371,000
Derivative liabilities	178,526,667
Total Liabilities	225,988,985

Commitments and contingencies (Note 6)

Class A common stock subject to possible redemption, 69,000,000 shares at a redemption value of approximately $10.09 as of June 10, 2021	696,480,512

Stockholders’ Deficit
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—
Class A common stock, $0.0001 par value; 200,000,000 shares authorized; none issued and outstanding (excluding 69,000,000 shares subject to possible redemption)	—
Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 17,250,000 shares issued and outstanding at June 10, 2021	1,725
Additional paid-in capital	—
Accumulated deficit	(224,941,449)
Total Stockholders’ Deficit	(224,939,724)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$697,529,773

The accompanying notes are an integral part of these consolidated financial statements.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

CONSOLIDATED STATEMENT OF OPERATIONS

For the period from January 1, 2021 to June 10, 2021
Operating costs	$24,623,856
Loss from operations	(24,623,856)

Other income (expense):
Interest earned on cash and marketable securities held in Trust Account	68,712
Loss on change in fair value of derivative liabilities	(51,283,118)
Other expense, net	(51,214,406)

Net loss	$(75,838,262)

Basic and diluted weighted average shares outstanding, Class A common stock subject to possible redemption	69,000,000

Basic and diluted net loss per share, Class A common stock subject to possible redemption	$(0.88)

Basic and diluted weighted average shares outstanding, non-redeemable common stock	17,250,000

Basic and diluted net loss per share, Class B non-redeemable common stock	$(0.88)

The accompanying notes are an integral part of these consolidated financial statements.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

FOR THE PERIOD FROM JANUARY 1, 2021 THROUGH JUNE 10, 2021

	Class A Common Stock		Class B Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit
Balance — January 1, 2021	—	$—	17,250,000	$1,725	$—	$(149,121,206)	$(149,119,481)

Remeasurement for Class A common stock to redemption amount	—	—	—	—	—	18,019	18,019

Net loss	—	—	—	—	—	(75,838,262)	(75,838,262)

Balance – June 10, 2021	—	$—	17,250,000	$1,725	$—	$(224,941,449)	$(224,939,724)

The accompanying notes are an integral part of these consolidated financial statements.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

CONSOLIDATED STATEMENT OF CASH FLOWS

For the period from January 1, 2021 to June 10, 2021
Cash Flows from Operating Activities:
Net loss	$(75,838,262)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on cash and marketable securities held in Trust Account	(68,712)
Loss on change in fair value of derivative liabilities	51,283,118
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	50,274
Accounts payable and accrued expenses	21,236,214
Income taxes payable	(75,681)
Net cash used in operating activities	(3,413,049)

Net Change in Cash	(3,413,049)
Cash – Beginning of period	3,873,865
Cash – End of period	$460,816

Supplemental cash flow information:
Cash paid for income taxes	$76,657

Non-Cash investing and financing activities:
Remeasurement of Class A common stock subject to redemption	$18,019

The accompanying notes are an integral part of these consolidated financial statements.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Churchill Capital Corp II now known as Skillsoft Corp. (the “Company” or “Churchill”) was incorporated in Delaware on April 11, 2019. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).

The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of June 10, 2021, the Company had not commenced any operations. All activity through June 10, 2021 relates to the Company’s formation, initial public offering (the “Initial Public Offering”), which is described below, and subsequent to the Initial Public Offering, identifying a target company for a Business Combination and activities in connection with the potential acquisition of Software Luxembourg Holding S.A., a public limited liability company (société anonyme) incorporated and organized under the laws of the Grand Duchy of Luxembourg (“Skillsoft”) (see Note 6). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The registration statement for the Company’s Initial Public Offering was declared effective on June 26, 2019. On July 1, 2019, the Company consummated the Initial Public Offering of 69,000,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), which includes the full exercise by the underwriter of the over-allotment option to purchase an additional 9,000,000 Units, at $10.00 per Unit, generating gross proceeds of $690,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 15,800,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to Churchill Sponsor II LLC, a Delaware limited liability company (the “Sponsor”), generating gross proceeds of $15,800,000, which is described in Note 4.

Transaction costs amounted to $34,319,807 consisting of $12,212,000 of underwriting discount, $21,371,000 of deferred underwriting discount and $736,807 of other offering costs.

Following the closing of the Initial Public Offering on July 1, 2019, an amount of $690,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”), and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended, (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination or (ii) the distribution of the Trust Account, as described below, except that interest earned on the Trust Account can be released to the Company to fund working capital requirements, subject to an annual limit of  $250,000 and to pay its tax obligations.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete an initial Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable) at the time of the agreement to enter into the initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account ($10.00 per Public Share, plus any pro rata interest, net of amounts withdrawn for working capital requirements, subject to an annual limit of $250,000 and to pay its taxes (“permitted withdrawals”)). The per-share amount to be distributed to public stockholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 7). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law or stock exchange requirements and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Company’s Sponsor and its permitted transferees have agreed to vote their Founder Shares (as defined in Note 6) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction.

If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Sponsor has agreed (a) to waive its redemption rights with respect to its Founder Shares and Public Shares held by it in connection with the completion of a Business Combination, (b) to waive its rights to liquidating distributions from the Trust Account with respect to its Founder Shares if the Company fails to consummate a Business Combination within the Combination Window (as defined below) and (c) not to propose an amendment to the Company’s Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their shares in conjunction with any such amendment.

If the Company is unable to complete a Business Combination by July 1, 2021 (or October 1, 2021 if the Company has an executed letter of intent, agreement in principle or definitive agreement for a Business Combination by July 1, 2021) (the “Combination Window”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (net of permitted withdrawals and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Window.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Sponsor has agreed to waive its liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Window. However, if the Sponsor acquires Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Window. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 7) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Window and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) the amount per Public Share held in the Trust Account as of the liquidation of the Trust Account, if less than $10.00 per Public Shares due to reductions in the value of the trust assets, in each case net of permitted withdrawals. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Principals of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the consolidated financial statements are in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of June 10, 2021.

Marketable Securities Held in Trust Account

At June 10, 2021, substantially all of the assets held in the Trust Account were held in Cash. Through June 10, 2021, the Company withdrew an aggregate of $2,246,250 of interest earned on the Trust Account to pay its income taxes and for permitted withdrawals, of which no amounts were withdrawn during period from January 1, 2021 to June 10, 2021.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Derivative Liabilities

The Company accounts for debt and equity issuances as either equity-classified or liability-classified instruments based on an assessment of the instruments specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the instruments are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the instruments meet all of the requirements for equity classification under ASC 815, including whether the instruments are indexed to the Company’s own common stock and whether the holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of issuance of the instruments and as of each subsequent quarterly period end date while the instruments are outstanding.

For issued or modified instruments that meet all of the criteria for equity classification, the instruments are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified instruments that do not meet all the criteria for equity classification, the instruments are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the instruments are recognized as a non-cash gain or loss on the statements of operations.

Prosus Subscription Agreement

The Company accounts for the Prosus Subscription Agreement in accordance with ASC 815, Derivatives and Hedging Activities. The Prosus Subscription Agreement inlcudes the issuance of Warrants whose terms are substantially identical to the private warrants offered during the issuer’s initial public offering. A provision in the warrant agreement related to certain tender of exchange offers precludes the warrants from being accounted for as components of equity, thus the warrants are classified as liabilities under ASC 815 which results in the Prosus Subscription Agreement being classified as a liability. The Prosus Subscription Agreement meets the criteria of a derivative under ASC 815-10 which requires any contract or agreement that does not qualify for equity classification to be initially reported as a liability at fair value with subsequent changes in fair value to be reflected as a non-cash gain or loss on the Company's statements of operations.

Convertible Note

The Company accounts for its promissory notes that feature conversion options in accordance with ASC No. 815, Derivatives and Hedging Activities (“ASC No. 815”). ASC No. 815 requires companies to bifurcate conversion options from their host instruments and account for them as freestanding derivative financial instruments according to certain criteria. The criteria includes circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) a promissory note that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable GAAP with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument.

The Company reviews the terms of convertible debt issued to determine whether there are embedded derivative instruments, including embedded conversion options, which are required to be bifurcated and accounted for separately as derivative financial instruments. In circumstances where the host instrument contains more than one embedded derivative instrument, including the conversion option, that is required to be bifurcated, the bifurcated derivative instruments are accounted for as a single, compound derivative instrument.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Bifurcated embedded derivatives are initially recorded at fair value and are then revalued at each reporting date with changes in the fair value reported as non-operating income or expense. When the equity or convertible debt instruments contain embedded derivative instruments that are to be bifurcated and accounted for as liabilities, the total proceeds received are first allocated to the fair value of all the bifurcated derivative instruments. The remaining proceeds, if any, are then allocated to the host instruments themselves, usually resulting in those instruments being recorded at a discount from their face value. The discount from the face value of the convertible debt, together with the stated interest on the instrument, is amortized over the life of the instrument through periodic charges to interest expense.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Shares of Class A common stock subject to mandatory redemption are classified as a liability instrument and are measured at redemption value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified within stockholders’ equity. The Company’s Class A common stock features contain certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, Class A common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ deficit section of the Company’s balance sheet.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid-in capital (to the extent available) and accumulated deficit.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. As of June 10, 2021, the Company has a full valuation allowance on deferred tax assets.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statements recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of June 10, 2021.

Net Loss per Common Share

The Company complies with accounting and disclosure requirements of FASB ASC 260, “Earnings Per Share”. Net loss per common stock is computed by dividing net loss by the weighted average number of common stock outstanding for the period. The Company has two classes of common stock, Class A common stock and Class B common stock.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Income and losses are shared pro rata between the two classes of shares. This presentation contemplates a Business Combination as the most likely outcome, in which case, both classes of shares share pro rata in the income/loss of the Company. Accretion associated with the redeemable shares of Class A common stock is excluded from earnings per share as the redemption value approximates fair value.

The calculation of diluted loss per share does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering, and (ii) the private placement since the exercise of the warrants is contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive.

The following table reflects the calculation of basic and diluted net loss per share (in dollars, except per share amounts):

	For the period from January 1, 2021 through June 10, 2021
	Class A	Class B
Basic and diluted net loss per common stock
Numerator:
Allocation of net loss, as adjusted	$(60,670,610)	$(15,167,652)
Denominator:
Basic and diluted weighted average shares outstanding	69,000,000	17,250,000
Basic and diluted net loss per common stock	$(0.88)	$(0.88)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times may exceed the Federal Depository Insurance Corporation coverage limit of $250,000. The Company has not experienced losses on this account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying consolidated balance sheet, primarily due to their short-term nature, except for the Company’s derivative instruments (see Note 9).

Recent Accounting Standards

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company adopted ASU 2020-06 on January 1, 2021. The adoption of ASU 2020-06 did not have an impact on the Company’s financial statements.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s consolidated financial statements.

NOTE 3. PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 69,000,000 Units, at a purchase price of $10.00 per Unit, which includes the full exercise by the underwriter of its option to purchase an additional 9,000,000 Units at $10.00 per Unit. Each Unit consists of one share of Class A common stock and one-third of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 9).

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 15,800,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, for an aggregate purchase price of $15,800,000. Each Private Placement Warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. The proceeds from the sale of the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Window, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. There will be no redemption rights or liquidating distributions from the Trust Account with respect to the Private Placement Warrants.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

In May 2019, the Sponsor purchased 8,625,000 shares (the “Founder Shares”) of the Company’s Class B common stock for an aggregate price of $25,000. On June 7, 2019, the Company effected a stock dividend at one-third of one share of Class B common stock for each outstanding share of Class B common stock, resulting in an aggregate of 11,500,000 Founder Shares outstanding. On June 26, 2019, the Company effected a further stock dividend of one-half of a share of Class B common stock for each outstanding share of Class B common stock, resulting in the Sponsor holding an aggregate of 17,250,000 Founder Shares. All share and per-share amounts have been retroactively restated to reflect the stock dividend. The Founder Shares will automatically convert into shares of Class A common stock upon consummation of a Business Combination on a one-for-one basis, subject to certain adjustments, as described in Note 7.

The Founder Shares included an aggregate of up to 2,250,000 shares subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the Sponsor would own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering. As a result of the underwriters’ election to fully exercise their over-allotment option, 2,250,000 Founder Shares are no longer subject to forfeiture.

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of a Business Combination or (B) the date on which the Company completes a liquidation, merger, stock exchange, reorganization or similar transaction after a Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the closing price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, the Founder Shares will be released form the lock-up.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Administrative Support Agreement

The Company entered into an agreement, commencing on June 26, 2019 through the earlier of the Company’s consummation of a Business Combination and its liquidation, pursuant to which the Company will pay an affiliate of the Sponsor a total of up to $20,000 per month for office space, administrative and support services. For the period from January 1, 2021 to June 10, 2021, the Company incurred and paid $106,667 in fees for these services.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor, an affiliate of the Sponsor or the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants.

On November 2, 2020, the Company entered into a convertible promissory note with the Sponsor pursuant to which the Sponsor agreed to loan the Company up to an aggregate principal amount of $1,500,000 (the “Convertible Promissory Note”). The Convertible Promissory Note is non-interest bearing and payable on the earlier of the date on which the Company consummates a Business Combination or the date that the winding up of the Company is effective. If the Company does not consummate a Business Combination, the Company may use a portion of any funds held outside the Trust Account to repay the Promissory Note; however, no proceeds from the Trust Account may be used for such repayment. Up to $1,500,000 of the Convertible Promissory Note may be converted into warrants at a price of $1.00 per warrant at the option of the Sponsor. The warrants would be identical to the Private Placement Warrants. As of June 10, 2021, the outstanding balance under the Convertible Promissory Note amounted to an aggregate of $1,500,000.

The Company assessed the provisions of the Convertible Promissory Note under ASC 815-15. The derivative component of the obligation is initially valued and classified as a derivative liability with an offset to loss on conversion option liability. The conversion option was valued using a Monte Carlo simulation, which is considered to be a Level 3 fair value measurement (see Note 9). The Monte Carlo simulation’s primary unobservable input utilized in determining the fair value of the conversion option is the probability of consummation of the Business Combination.

The following table presents the change in the fair value of conversion option:

Fair value as of January 1, 2021	$1,604,359
Change in valuation inputs and other assumptions	1,095,641
Fair value as of June 10, 2021	$2,700,000

Advisory Fee

The Company may engage M. Klein and Company, LLC, an affiliate of the Sponsor, or another affiliate of the Sponsor, as its lead financial advisor in connection with a Business Combination and may pay such affiliate a customary financial advisory fee in an amount that constitutes a market standard financial advisory fee for comparable transactions.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6. COMMITMENTS AND CONTINGENCIES

Registration Rights

Pursuant to a registration rights agreement entered into on June 26, 2019, the holders of the Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the Private Placement Warrants or warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to Class A common stock). The holders of these securities will be entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters are entitled to a deferred fee of $21,371,000 in the aggregate. The deferred fee will be waived by the underwriters in the event that the Company does not complete a Business Combination, subject to the terms of the underwriting agreement. On July 1, 2019, the underwriters agreed to waive the upfront and deferred underwriting discount on 7,940,000 units, resulting in a reduction of the upfront and deferred underwriting discount of $1,588,000 and $2,779,000, respectively.

Skillsoft Merger Agreement

On October 12, 2020, the Company entered into an Agreement and Plan of Merger (the “Skillsoft Merger Agreement”) by and between the Company and Skillsoft.

Pursuant to the terms of the Skillsoft Merger Agreement, a business combination between the Company and Skillsoft will be effected through the merger of Skillsoft with and into the Company, with the Company surviving as the surviving company (the “Skillsoft Merger”). At the effective time of the Skillsoft Merger (the “Effective Time”), (a) each Class A share of Skillsoft, with nominal value of $0.01 per share (“Skillsoft Class A Shares”), outstanding immediately prior to the Effective Time, will be automatically canceled and the Company will issue as consideration therefor (i) such number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Churchill Class A Common Stock”) equal to the Class A First Lien Exchange Ratio (as defined in the Skillsoft Merger Agreement), and (ii) the Company’s Class C common stock, par value $0.0001 per share (the “Churchill Class C Common Stock”), equal to the Class C Exchange Ratio (as defined in the Skillsoft Merger Agreement), and (b) each Class B share of Skillsoft, with nominal value of $0.01 per share (“Skillsoft Class B Shares”), will be automatically canceled and the Company will issue as consideration therefor such number of shares of the Company’s Class A common stock equal to the Per Class B Share Merger Consideration (as defined in the Skillsoft Merger Agreement). Pursuant to the terms of the Skillsoft Merger Agreement, the Company is required to use commercially reasonable efforts to cause the Company Class A Common Stock to be issued in connection with the transactions contemplated by the Skillsoft Merger Agreement (the “Skillsoft Transactions”) to be listed on the New York Stock Exchange (“NYSE”) prior to the closing of the Skillsoft Merger (the “Skillsoft Closing”). Immediately following the Effective Time, the Company will redeem all of the shares of Class C Common Stock issued to the holders of Skillsoft Class A Shares for an aggregate redemption price of (i) $505,000,000 in cash and (ii) indebtedness under the Existing Second Out Credit Agreement (as defined in the Skillsoft Merger Agreement), as amended by the Existing Second Out Credit Agreement Amendment (as defined in the Skillsoft Merger Agreement), in the aggregate principal amount equal to the sum of $20,000,000 to be issued by the Surviving Corporation (as defined in the Skillsoft Merger Agreement) or one of its subsidiaries, in each case, pro rata among the holders of Churchill Class C Common Stock issued in connection with the Skillsoft Merger.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The consummation of the proposed Skillsoft Transactions is subject to the receipt of the requisite approval of (i) the stockholders of Churchill (the “Churchill Stockholder Approval”) and (ii) the shareholders of Skillsoft (the “Skillsoft Shareholder Approval”) and the fulfillment of certain other conditions. In October 2020, the Company was advanced $2,000,000 for expenses incurred with the Skillsoft Merger. If the planned business combination is not completed, the Company would be required to refund any unused amount. For the year ended December 31, 2020, the Company had utilized the advance in connection with the Skillsoft Merger.  As of the date of these consolidated financial statements, the advance is no longer refundable.

Global Knowledge Merger Agreement

Concurrently with its entry into the Skillsoft Merger Agreement, the Company also entered into an Agreement and Plan of Merger (the “Global Knowledge Merger Agreement”) by and among the Company, Magnet Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Albert DE Holdings Inc., a Delaware corporation owned by investment funds affiliated with Rhône Capital L.L.C.

Pursuant to the Global Knowledge Merger Agreement, Merger Sub will merge with and into Global Knowledge, with Global Knowledge surviving the transaction as a wholly-owned subsidiary of the Company (the “Global Knowledge Merger”). At the effective time (the “Global Knowledge Effective Time”) of the Global Knowledge Merger, as consideration for the Global Knowledge Merger, 100% of the issued and outstanding equity interests of Global Knowledge will be converted, in the aggregate, into the right to receive warrants, each of which shall entitle the holders thereof to purchase one share of the Company’s Class A Stock at an exercise price of $11.50 per share. The aggregate number of warrants to be received by the equity holders of Global Knowledge as consideration in the Global Knowledge Merger will be 5,000,000. The warrants to be issued to the equity holders of Global Knowledge will be non-redeemable and otherwise substantially similar to the private placement warrants issued to the Churchill Sponsor in connection with Churchill’s initial public offering.

The consummation of the proposed Global Knowledge Merger (the “Global Knowledge Closing”) is subject to the consummation of the Skillsoft Merger, among other conditions contained in the Global Knowledge Merger Agreement.

Restructuring Support Agreement

On October 12, 2020, Global Knowledge entered into a Restructuring Support Agreement (the “Global Knowledge RSA”) with (i) 100% of its lenders under that certain Amended and Restated First Lien Credit and Guaranty Agreement, dated as of January 30, 2015, as amended from time to time, by and among, inter alios, GK Holdings, as borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto and Credit Suisse, acting in its capacity as administrative agent and collateral agent (the “First Lien Credit Agreement,” and the lenders thereto, the “First Lien Lenders”); and (ii) 100% of its lenders under that certain Amended and Restated Second Lien Credit and Guaranty Agreement, dated as of January 30, 2015, as amended from time to time, by and among, inter alios, GK Holdings, as borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto and Wilmington Trust, acting in its capacity as administrative agent and collateral agent (the “Second Lien Credit Agreement,” and there lenders thereto, the “Second Lien Lenders,” together with the First Lien Lenders, the “Secured Lenders”). The Global Knowledge RSA contemplates an out-of-court restructuring (the “Restructuring”) that provides meaningful recoveries, funded by Churchill, to all Secured Lenders. Churchill is a third-party beneficiary of the Global Knowledge RSA with respect to enforcement of certain specific provisions and its explicit rights under the Global Knowledge RSA and not a direct party.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Subscription Agreements

Prosus Agreement

On November 10, 2020, MIH Edtech Investments B.V. (formerly known as MIH Ventures B.V.) ("MIH Edtech Investments") exercised its option to subscribe for an additional 40,000,000 newly-issued shares of Churchill Class A Common Stock, subject to certain adjustments, at a purchase price of $10.00 per share (the “Prosus Second Step Investment”), pursuant to the Subscription Agreement, dated October 12, 2020, by and among Churchill, the Sponsor and MIH Edtech Investments (the “Prosus Agreement”). On February 16, 2021, MIH Edtech Investments assigned all of its rights, title and interest in and to, and obligations under, the Prosus Agreement to MIH Learning B.V. (“Prosus”) and Prosus accepted such assignments. Together with its initial subscription for 10,000,000 newly-issued shares of Churchill Class A Common Stock, at a purchase price of $10.00 per share (the “Prosus First Step Investment”), Prosus’s total investment in Churchill is expected to be 50,000,000 shares of Churchill Class A Common Stock for an aggregate purchase price of $500.0 million (the “Prosus PIPE Investment”).

As part of the Prosus Agreement, Prosus and the Company agreed to a strategic support agreement, pursuant to which Prosus will provide certain business development and investor relations support services in the event it exercises its option to make the Prosus Second Step Investment and beneficially owns at least 20% of the outstanding Churchill Class A common stock following closing of the Prosus PIPE Investment on a fully-diluted and as-converted basis. If Prosus consummates the Prosus PIPE Investment, it will also nominate an individual to serve as the chairman of Churchill’s Board. Pursuant to the Prosus Agreement, in connection with the consummation of the Second Step Prosus Investment, Churchill will issue to Prosus warrants to purchase a number of shares of Churchill Class A common stock equal to one-third of the number of shares of Churchill Class A common stock purchased in the Prosus PIPE Investment (the “Prosus Warrants”). The Prosus Warrants will have terms substantively identical to those included in the units offered in Churchill’s IPO.

The Company assessed the provisions of the Prosus Agreement under ASC 815-15. The derivative component of the obligation is initially valued and classified as a derivative liability with an offset to loss on Prosus Agreement liability. The Prosus Agreement liability was valued using a Monte Carlo simulation, which is considered to be a Level 3 fair value measurement (see Note 9). The Monte Carlo simulation’s primary unobservable input utilized in determining the fair value of the Prosus Agreement liability is the probability of consummation of the Business Combination.

The following table presents the change in the fair value of the Prosus Agreement liability:

Fair value as of January 1, 2021	$50,481,190
Change in valuation inputs and other assumptions	27,685,477
Fair value as of June 10, 2021	$78,166,667

SuRo Subscription Agreement

On October 14, 2020, in connection with the execution of the Skillsoft Merger Agreement, Churchill entered into a subscription agreement with SuRo Capital Corp. (“SuRo”) pursuant to which SuRo subscribed for 1,000,000 newly-issued shares of Churchill Class A common stock, at a purchase price of $10.00 per share, to be issued at the closing of the Merger (the “SuRo Subscription Agreement”). The obligations to consummate the transactions contemplated by the SuRo Subscription Agreement are conditioned upon, among other things, customary closing conditions and the consummation of the Skillsoft Merger. The agreement is based on a stated purchase price for a fixed number of shares, therefore the agreement is equity classified.

Lodbrok Subscription Agreement

On October 13, 2020, in connection with the execution of the Global Knowledge Merger Agreement, Churchill entered into a subscription agreement with Lodbrok Capital LLP (“Lodbrok”) pursuant to which Lodbrok subscribed for 2,000,000 newly-issued shares of Churchill Class A common stock, at a purchase price of $10.00 per share, to be issued at the closing of the Global Knowledge Merger (the “Lodbrok Subscription Agreement”). The obligations to consummate the transactions contemplated by the Lodbrok Subscription Agreement are conditioned upon, among other things, customary closing conditions and the consummation of the Global Knowledge Merger. The agreement is based on a stated purchase price for a fixed number of shares, therefore the agreement is equity classified.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Rhône Subscription Agreement

On October 12, 2020, in connection with the execution of the Skillsoft Merger Agreement, Churchill entered into a subscription agreement with Albert UK Holdings 1 Limited, a company owned by investment funds affiliated with Rhône Capital L.L.C. (“Rhône”), pursuant to which Rhône has agreed to subscribe for 5,000,000 newly-issued shares of Churchill Class A Common Stock at a purchase price of $10.00 per share at be issued at the closing of the Global Knowledge Merger (the “Rhône Subscription Agreement”). The obligations to consummate the transactions contemplated by the Rhône Subscription Agreement are conditioned upon, among other things, customary closing conditions and the consummation of the Global Knowledge Merger. The agreement is based on a stated purchase price for a fixed number of shares, therefore the agreement is equity classified.

Service Provider Agreement

From time to time the Company has entered into and may enter into agreements with various services providers and advisors, including investment banks, to help us identify targets, negotiate terms of potential Business Combinations, consummate a Business Combination and/or provide other services. In connection with these agreements, the Company may be required to pay such service providers and advisors fees in connection with their services to the extent that certain conditions, including the closing of a potential Business Combination, are met. If a Business Combination does not occur, the Company would not expect to be required to pay these contingent fees. There can be no assurance that the Company will complete a Business Combination. The Company and Tyton Partners entered into an agreement, whereby Tyton Partners served as an advisor to the Company and will be entitled to receive a success fee of $150,000 at the close of the Business Combination.

Legal Proceedings

In connection with the initial business combination, certain shareholders have filed lawsuits and other shareholders have threatened to file lawsuits alleging breaches of fiduciary duty and violations of the disclosure requirements of the Securities Exchange Act of 1934. The Company intends to defend the matters vigorously. These cases are in the early stages and the Company is unable to reasonably determine the outcome or estimate any potential losses, and, as such, has not recorded a loss contingency.

NOTE 7. STOCKHOLDERS’ DEFICIT

Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At June 10, 2021, there were no shares of preferred stock issued or outstanding.

Class A Common Stock — The Company is authorized to issue 200,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of Class A common stock are entitled to one vote for each share. At June 10, 2021, there were 69,000,000 shares of Class A common stock issued and outstanding, including Class A common stock subject to possible redemption which are presented as temporary equity.

Class B Common Stock — The Company is authorized to issue 20,000,000 shares of Class B common stock with a par value of $0.0001 per share. Holders of Class B common stock are entitled to one vote for each share. At June 10, 2021, there were 17,250,000 shares of Class B common stock issued and outstanding.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Holders of Class B common stock will have the right to elect all of the Company’s directors prior to a Business Combination. Holders of Class A common stock and Class B common stock will vote together as a single class on all other matters submitted to a vote of stockholders except as required by law.

The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of a Business Combination on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with a Business Combination (net of the number of shares of Class A common stock redeemed in connection with a Business Combination), excluding any shares or equity-linked securities issued, or to be issued, to any seller in a Business Combination, any private placement-equivalent warrants issued, or to be issued, to any seller in a Business Combination.

NOTE 8. WARRANT LIABILITY

Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any shares of Class A common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act covering the issuance of the shares of Class A common issuable upon exercise of the warrants is then effective and a current prospectus relating to those shares of Class A common stock is available, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available.

The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of a Business Combination, the Company will use its best efforts to file with the SEC, and within 60 business days following a Business Combination to have declared effective, a registration statement covering the issuance of the shares of Class A common stock issuable upon exercise of the warrants and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed. Notwithstanding the above, if the Class A common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but will use its reasonable best efforts to qualify the shares under applicable blue sky laws to the extent an exemption is not available.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Once the warrants become exercisable, the Company may redeem the Public Warrants:

●	in whole and not in part;
●	at a price of $0.01 per warrant;
●	upon not less than 30 days’ prior written notice of redemption;
●	if, and only if, the reported last sale price of the Company’s common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third business day prior to the notice of redemption to the warrant holders; and
●	if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying the warrants.

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of Class A common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Window and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the Class A common stock issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

NOTE 9. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s liabilities that are measured at fair value on a recurring basis at June 10, 2021 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	June 10, 2021
Liabilities:
Warrant liability – Public Warrants	1	$56,120,000
Warrant liability – Private Placement Warrants	3	44,240,000
Prosus Agreement liability	3	78,166,667
Conversion option liability	3	2,700,000
Total liabilities:		$181,226,667

The derivative instruments were accounted for as liabilities in accordance with ASC 815-40 and are measured at fair value at inception and on a recurring basis, with changes in fair value recorded in the statement of operations.

As of June 26, 2019 (at issuance), the Warrant Liability for Public Warrants and Private Placement Warrants were valued using a Monte Carlo simulation and Black Scholes model, respectively, which are considered to be a Level 3 fair value measurements. Subsequent to the Public Warrants detachment from the Units, the Public Warrants are valued based on quoted market price, under ticker CCX WS, which is a Level 1 fair value.

The Monte Carlo simulation’s primary unobservable input utilized in determining the fair value of the Warrants is the probability of consummation of the Business Combination. The probability assigned to the consummation of the Business Combination was 100% which was estimated based on the observed success rates of business combinations for special purpose acquisition companies. The expected volatility as of the Initial Public Offering date was derived from observable public warrant pricing on comparable ‘blank-check’ companies without an identified target.

As of June 10, 2021, the estimated fair value of Warrant Liability – Private Placement Warrants were determined using a Black-Scholes valuation and based on the following significant inputs:

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of June 10, 2021
Exercise price	$11.50
Stock price	$10.75
Volatility	31.0%
Probability of completing a Business Combination	100%
Term	5.00
Risk-free rate	0.76%
Dividend yield	0.0%

At inception, the Prosus Agreement Liability consisted of two components: a commitment for the First Step Investment and a call option for the Second Step Investment. Subsequent to Prosus exercising its call option, the Prosus Agreement Liability represented a commitment. As of June 10, 2021, the Option had been exercised and the First Step Investment commitment was valued using a forward contract valuation methodology. As of June 10, 2021, the estimated fair value of Prosus Agreement Liability was determined based on the following significant inputs:

	As of June 10, 2021
Exercise price	$500.0	M
Underlying value	$537.5	M
Term	**N/A
Risk-free rate	**N/A	%
Dividend yield	**N/A

(*) M is defined as million.

(**) not part of assumptions as the value was as of the business combination consummation

At June 10, 2021, the Company valued the convertible note using the values of the Private Warrants obtained through a third-party valuation and the number of warrants in accordance with the convertible note agreement. At June 10, 2021, the conversion was known and the closing of the business combination occurred, resulting in many of the required assumptions as a part of the Black Scholes model used in previous measurements, unnecessary.

The following table presents the changes in the fair value of warrant liabilities:

	Private Placement Warrants	Public Warrants	Warrant Liabilities
January 1, 2021	$32,548,000	$45,310,000	$77,858,000
Change in valuation inputs or other assumptions	11,692,000	10,810,000	22,502,000
Fair value as of June 10, 2021	$44,240,000	$56,120,000	$100,360,000

There were no transfers in or out of Level 3 from other levels in the fair value hierarchy.

The following table presents the change in the fair value of the Prosus Agreement liability:

Fair value as of January 1, 2021	$50,481,190
Change in valuation inputs and other assumptions	27,685,477
Fair value as of June 10, 2021	$78,166,667

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The following table presents the change in the fair value of conversion option:

Fair value as of January 1, 2021	$1,604,359
Change in valuation inputs and other assumptions	1,095,641
Fair value as of June 10, 2021	$2,700,000

NOTE 10. INCOME TAX

The following is a summary of the Company’s net deferred tax asset (liability):

June 10,
2021
Deferred tax asset (liability)
Net operating loss carryforward	$2,066
Startup and organizational expenses	252,338
Unrealized gain on marketable securities	-
Total deferred tax asset (liability)	254,404
Valuation Allowance	(254,404)
Deferred tax asset (liability), net of allowance	$-

The income tax provision consists of the following:

June 10,
2021
Federal
Current expense	$-
Deferred (benefit) expense	(106,056)

Change in valuation allowance	106,056

Income tax provision	$-

As of June 10, 2021, the Company had $9,839 of U.S. federal net operating loss carryovers available to offset future taxable income and be carried forward indefinitely.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the period from January 1, 2021 through June 10, 2021, the change in the valuation allowance was $106,056.

CHURCHILL CAPITAL CORP II

(NOW KNOWN AS SKILLSOFT CORP.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A reconciliation of the federal income tax rate to the Company’s effective tax rate at June 10, 2021 is as follows:

Statutory federal income tax rate	21.0%
Business combination expenses	(6.7)%
Loss on conversion option liability	(0.3)%
Loss on warrant liability	(6.2)%
Loss on Prosus agreement	(7.7)%
Valuation allowance	(0.1)%
Income tax provision	0.0%

The Company files income tax returns in the U.S. federal jurisdiction which remain open and subject to examination. The Company’s effective tax rates for the periods presented differ from the expected (statutory) rates due to changes in fair value of derivative liabilities, business combination expenses and the recording of full valuation allowances on deferred tax assets.

NOTE 11. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the consolidated financial statements were issued. Based upon this review, the Company did not identify any subsequent events, other than the below, that would have required adjustment or disclosure in the consolidated financial statements.

On June 11, 2021, Churchill Capital Corp. II consummated its business combination with Skillsoft Corp.

On June 11, 2021, in connection with the closing of the business combination with Skillsoft Corp. the Sponsor elected to convert the $1,500,000 Note into Working Capital Warrants.

On June 11, 2021, in connection with the closing of the business combination with Skillsoft Corp. 34,690,979 shares were redeemed redeemed from the trust for approximately $350.4 million.